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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005

PEREGRINE SYSTEMS, INC.
(Exact name of the registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22209 (Commission File Number)	95-3773312 (I.R.S. Employer Identification Number)
3611 VALLEY CENTRE DRIVE, SAN DIEGO, CA (Address of principal executive offices)		92130 (Zip Code)

Registrant's telephone number, including area code: (858) 481-5000

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operations and Financial Condition

        On April 5, 2005, Peregrine Systems, Inc. (the "Company") issued a press release regarding the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, which includes historical financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits

        The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated April 5, 2005.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2005	PEREGRINE SYSTEMS, INC.
	By:	/s/ KENNETH SAUNDERS Kenneth Saunders Executive Vice President and Chief Financial Officer

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SIGNATURE